EXHIBIT 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media/Editorial Contact:

Applied Micro Circuits Corporation Scott Dawson	The Bernard Group Diane Bernard
Phone: (858) 535-4217	Phone: (512) 617-6319
E-Mail: sdawson@amcc.com	E-Mail: diane@bernardgroup.com

Tuesday, May 1, 2007

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION ANNOUNCES

FOURTH QUARTER FISCAL 2007 FINANCIAL RESULTS

Selected Q4 Highlights

•	Q4 net revenues of $70.2 million; fiscal 2007 net revenues of $292.9 million

•	Fiscal 2007 total revenues and Focus* revenues grew 11.8% and 22.5% respectively

•	Q4 GAAP net loss of $5.3 million or $(0.02) per share

•	Q4 non-GAAP net income of $2.8 million or $0.01 per share

•	Shipped the industry’s first fully integrated dual port SFP+ transceiver

•	Introduced a new suite of SONET/SDH/10GE PHY products

•	Announced the availability of the powerful new 24-port RAID 6 controllers

•	Shipped the two millionth SATA RAID controller port

SUNNYVALE, Calif., —May 1, 2007—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the fourth quarter of fiscal 2007.

Net revenues for the fourth quarter of fiscal 2007 were $70.2 million compared to $76.6 million reported in the third quarter of fiscal 2007 and $67.0 million reported in the fourth quarter of fiscal 2006.

Net revenues for the year ended March 31, 2007 were $292.9 million compared to $261.8 million reported for the year ended March 31, 2006.

The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2007 was $5.3 million or $(0.02) per share. The fourth quarter GAAP net loss compares with a net loss of $4.2 million or $(0.01) per share for the third quarter of fiscal 2007 and a net loss of $138.3 million or $(0.47) per share for the fourth quarter of fiscal 2006. The GAAP net loss for the year ended March 31, 2007 was $24.2 million or $(0.09) per share, compared to the net loss of $148.4 million or $(0.49) per share for the year ended March 31, 2006.

The non-GAAP net income for the fourth quarter of fiscal 2007 was $2.8 million or $0.01 per share, compared to the non-GAAP net income of $9.0 million or $0.03 per share in the third quarter of fiscal 2007 and the non-GAAP net income of $6.0 million or $0.02 per share in the fourth quarter of fiscal 2006. The non-GAAP net income for the year ended March 31, 2007 was $30.3 million or $0.11 per share, compared with the non-GAAP net income of $17.9 million or $0.06 per share for the year ended March 31, 2006.

“Fourth quarter revenues were disappointing. This was largely due to a significant downturn in our distribution business primarily caused by a combination of inventory corrections and delays in production ramps from end customers. On a positive note, I am pleased that we were able to grow our fiscal 2007 revenues nearly 12% year over year and that within this, Focus* revenues grew 22.5%,” said Kambiz Hooshmand, president and chief executive officer. “We also had a number of well-received product introductions in the fourth quarter that bode well for our future.”

Bob Gargus, chief financial officer commented, “During fiscal 2007 we demonstrated the ability to manage our expenses, and to leverage our top line by putting a large percentage of every dollar of revenue growth to the bottom line. Despite our revenue decline, we remain optimistic that as the revenues expand we will once again show this leverage in our bottom line results. We did increase our non-GAAP net income by 70% in fiscal 2007 compared to fiscal 2006. Expanding profitability and generating growth remain our top two priorities in fiscal 2008.”

AMCC reports its financial results in accordance GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization and impairments of purchased intangibles and goodwill, acquired in-process research and development charges, stock-based compensation charges, realized gains on strategic equity investments, payroll tax on certain stock option exercises and expenses related to stock option investigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the internal investigation and the defense of derivative lawsuits arising from the Company’s internal investigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

For More Information

AMCC management will be holding a conference call today, May 1, 2007, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2007 and to provide guidance for the first quarter of fiscal 2008. You may access the conference call via any of the following:

Teleconference:	913-981-5581
Conference ID:	7141735
Web Broadcast:	http://investor.amcc.com/events.cfm
Replay:	719-457-0820

AMCC Overview

AMCC is a global leader in network and embedded PowerPC® processing, optical transport and storage solutions. Our products enable the development of converged IP-based networks offering high-speed secure data, high-definition video and high-quality voice for carrier, metropolitan, access and enterprise applications. AMCC provides networking equipment vendors with industry-leading network and communications processing, Ethernet, SONET and switch fabric solutions. AMCC is also the leading vendor of high-port count SATA RAID controllers enabling low-cost, high-performance, high-capacity storage. AMCC’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AMCC, please visit our web site at http://www.amcc.com.

*	As we first noted in our January 2006 conference call, Non-focus revenues are derived from Non-focus products that we still support from a customer perspective, but for which we are no longer planning major enhancements. The Non-focus areas are: legacy switching products, ASIC’s, Fibre Channel HBA’s, SAN IC’s, Pointer Processors, and legacy framers. Focus revenues are all revenues not deemed to be Non-focus revenues.

AMCC is a registered trademark of Applied Micro Circuits Corporation. The PowerPC name and logo are registered trademarks of IBM Corporation and used under license there from. All other trademarks are the property of their respective owners.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance including statements regarding product introductions, revenue expansion and priorities for fiscal 2008. These forward looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward- looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)

	March 31, 2007	March 31, 2006
		(audited)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$284,470	$335,665
Accounts receivable, net	32,558	26,324
Inventories	31,286	24,941
Other current assets	14,438	12,618

Total current assets	362,752	399,548
Property and equipment, net	27,150	36,127
Goodwill and purchased intangibles	415,644	381,066
Other assets	10,966	8,685

Total assets	$816,512	$825,426

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$26,893	$24,656
Other current liabilities	28,797	37,962

Total current liabilities	55,690	62,618
Stockholders’ equity	760,822	762,808

Total liabilities and stockholders’ equity	$816,512	$825,426

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three months ended			Fiscal years ended
	Mar 31, 2007	Dec 31, 2006	Mar 31, 2006	Mar 31, 2007	Mar 31, 2006
					(audited)
Net revenues	$70,167	$76,642	$66,993	$292,852	$261,844
Cost of revenues	35,851	37,799	30,449	140,714	122,392

Gross profit	34,316	38,843	36,544	152,138	139,452
Operating expenses:
Research and development	24,176	24,550	22,836	96,418	93,770
Selling, general and administrative	18,008	17,351	15,673	67,971	62,157
Amortization of purchased intangibles	1,350	1,350	1,107	4,995	4,588
Acquired in-process research and development	—	—	—	13,300	—
Impairment of goodwill	—	—	131,216	—	131,216
Restructuring charges	(1,442)	67	7,704	1,291	12,602
Option investigation	939	2,705	—	5,344	—

Total operating expenses	43,031	46,023	178,536	189,319	304,333

Operating loss	(8,715)	(7,180)	(141,992)	(37,181)	(164,881)
Interest and other income, net	3,460	3,121	3,992	13,375	15,873

Loss before income taxes	(5,255)	(4,059)	(138,000)	(23,806)	(149,008)
Income tax expense (benefit)	75	113	328	402	(636)

Net loss	$(5,330)	$(4,172)	$(138,328)	$(24,208)	$(148,372)

Basic and diluted loss per share:
Loss per share	$(0.02)	$(0.01)	$(0.47)	$(0.09)	$(0.49)

Shares used in calculating basic and diluted loss per share	282,472	281,799	294,442	284,303	300,841

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(unaudited)

(in thousands)

	Three months ended			Fiscal years ended
	Mar 31, 2007	Dec 31, 2006	Mar 31, 2006	Mar 31, 2007	Mar 31, 2006
GAAP net loss	$(5,330)	$(4,172)	$(138,328)	$(24,208)	$(148,372)
Adjustments:
Stock-based compensation charges	2,440	2,723	2,097	10,351	6,540
Amortization of purchased intangibles	6,200	7,877	4,732	24,751	22,232
Impairment of goodwill	—	—	131,216	—	131,216
Restructuring charges	(1,442)	67	7,704	1,291	12,602
Realized gain on sale of strategic equity investment	—	—	—	—	(672)
Acquired in-process research and development	—	—	—	13,300	—
Payroll taxes on certain stock option exercises	6	—	2	7	3
Expenses related to stock option investigation	939	2,705	—	5,344	—
Income tax adjustments	(12)	(217)	(1,377)	(535)	(5,676)

Total GAAP to Non-GAAP adjustments	8,131	13,155	144,374	54,509	166,245

Non-GAAP net income	$2,801	$8,983	$6,046	$30,301	$17,873

Diluted income per share	$0.01	$0.03	$0.02	$0.11	$0.06

Shares used in calculating diluted income per share	283,871	283,060	296,561	285,411	302,531

Income (loss) per share:
GAAP income (loss) per share	$(0.02)	$(0.01)	$(0.47)	$(0.09)	$(0.49)
GAAP to non-GAAP adjustments	0.03	0.04	0.49	0.20	0.55

Non-GAAP income (loss) per share	$0.01	$0.03	$0.02	$0.11	$0.06

Reconciliation of shares used in calculating the non-GAAP income per share:
Shares used in calculating the basic and diluted income (loss) per share	282,472	281,799	294,442	284,303	300,841
Adjustment for dilutive securities	1,399	1,261	2,119	1,108	1,690

Non-GAAP shares used in the EPS calculation	283,871	283,060	296,561	285,411	302,531

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(unaudited)

(in thousands)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three months ended			Fiscal year ended
	Mar 31, 2007	Dec 31, 2006	Mar 31, 2006	Mar 31, 2007	Mar 31, 2006
GROSS PROFIT:
GAAP gross profit	$34,316	$38,843	$36,544	$152,138	$139,452
Amortization of purchased intangibles	4,850	6,527	3,625	19,756	17,644
Stock-based compensation expense	153	148	21	592	89

Non-GAAP gross profit	$39,319	$45,518	$40,190	$172,486	$157,185

OPERATING EXPENSES:
GAAP operating expenses	$43,031	$46,023	$178,536	$189,319	$304,333
Amortization of purchased intangibles	1,350	1,350	1,107	4,995	4,588
Impairment of goodwill	—	—	131,216	—	131,216
Acquired in-process research and development	—	—	—	13,300	—
Stock-based compensation expense	2,287	2,575	2,076	9,759	6,451
Restructuring charges	(1,442)	67	7,704	1,291	12,602
Payroll taxes on certain stock option exercises	6	—	2	7	3
Expenses related to stock option investigation	939	2,705	—	5,344	—

Non-GAAP operating expenses	$39,891	$39,326	$36,431	$154,623	$149,473

INTEREST AND OTHER INCOME, NET
GAAP interest and other income, net	$3,460	$3,121	$3,992	$13,375	$15,873
Realized gain on sale of strategic equity investments	—	—	—	—	(672)

Non-GAAP interest and other income, net	$3,460	$3,121	$3,992	$13,375	$15,201

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$75	$113	$328	$402	$(636)
Income tax adjustments	12	217	1,377	535	5,676

Non-GAAP income tax expense (benefit)	$87	$330	$1,705	$937	$5,040

RESEARCH AND DEVELOPMENT
GAAP research and development	$24,176	$24,550	$22,836	$96,418	$93,770
Stock-based compensation expense	786	882	666	3,765	2,690
Payroll taxes on certain stock option exercises	3	—	1	3	2

Non-GAAP research and development	$23,387	$23,668	$22,169	$92,650	$91,078

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$18,008	$17,351	$15,673	$67,971	$62,157
Stock-based compensation expense	1,501	1,693	1,410	5,994	3,761
Payroll taxes on certain stock option exercises	3	—	1	4	1

Non-GAAP selling, general and administrative	$16,504	$15,658	$14,262	$61,973	$58,395

APPLIED MICRO CIRCUITS CORPORATION

CONSOLIDATED STATEMENT OF CASHFLOWS

($ in thousands)

	Fiscal years ended March 31,
	2007	2006
		(audited)
Operating activities:
Net loss	$(24,208)	$(148,372)
Adjustments to reconcile net loss to net cash used for operating activities
Depreciation and amortization	8,410	12,902
Amortization of purchased intangibles	24,751	22,232
Acquired in-process research and development	13,300	—
Goodwill and purchased intangible asset impairment charges	—	131,216
Stock-based compensation expense :
Stock options	10,211	6,540
Restricted stock units	142	—
Non-cash restructuring charges	2,798	4,395
Net gain on strategic equity investments	—	(672)
Net gain on disposals of property	120	(4)
Changes in operating assets and liabilities:
Accounts receivables	(4,790)	2,277
Inventories	(5,307)	(6,927)
Other assets	(1,336)	34,388
Accounts payable	1,214	640
Accrued payroll and other accrued liabilities	(11,566)	(62,782)
Deferred revenue	(1,230)	(403)

Net cash provided by (used for) operating activities	12,509	(4,570)

Investing activities:
Proceeds from sales and maturities of short-term investments	468,570	1,082,451
Purchases of short-term investments	(403,080)	(1,025,274)
Purchase of property, equipment and other assets	(6,732)	(7,933)
Proceeds from the sale of strategic equity investments	—	672
Purchase of strategic investment	(1,500)	(3,500)
Proceeds from sale of real estate	4,788	—
Proceeds from sale of property, equipment and other assets	—	101
Net cash paid for acquisitions	(71,971)	—

Net cash provided by (used for) investing activities	(9,925)	46,517

Financing activities:
Proceeds from issuance of common stock	2,850	6,745
Repurchase of Company stock	(20,137)	(9,947)
Funding of structured stock repurchase agreements	(9,398)	(105,000)
Funds received from structured stock repurchase agreements including gains	26,973	40,144
Payments on long-term debt	(289)	(34)
Other	(113)	(126)

Net cash used for financing activities	(114)	(68,218)

Net increase (decrease) in cash and cash equivalents	2,470	(26,271)
Cash and cash equivalents at beginning of year	49,125	75,396

Cash and cash equivalents at end of year	$51,595	$49,125

Supplementary cash flow disclosure:
Cash paid for:
Interest	$4	$86
Income taxes	$369	$884